UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2015

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Titan International, Inc. entered into employment agreements with Paul G. Reitz, President; John Hrudicka, Chief Financial Officer; and Michael G. Troyanovich, Corporate Secretary and General Counsel on December 22, 2015. For information regarding the employment agreements see Exhibits 10.1, 10.2 and 10.3.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

10.1	Employment Agreement dated December 22, 2015 between Titan International, Inc. and Paul G. Reitz

10.2	Employment Agreement dated December 22, 2015 between Titan International, Inc. and John Hrudicka

10.3	Employment Agreement dated December 22, 2015 between Titan International, Inc. and Michael G. Troyanovich

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	December 23, 2015	By:	/s/ JOHN HRUDICKA
John Hrudicka
Chief Financial Officer
(Principal Financial Officer)